UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 23, 2017

Ferrellgas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

Not Applicable

Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-06693	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

Not Applicable

Former name or former address, if changed since last report

Ferrellgas, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

Not Applicable

Former name or former address, if changed since last report

Ferrellgas Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On January 23, 2017, Ferrellgas Partners, L.P. and Ferrellgas Partners Finance Corp. announced their intention to commence a private placement to eligible purchasers of $150 million in aggregate principal amount of their 8 5/8 Senior Notes due 2020 (the “Offering”).  See Item 8.01 below.  The securities to be offered in the Offering have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and, absent such registration, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.  This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any securities.

Under this Item 7.01, Ferrellgas Partners, L.P., Ferrellgas Partners Finance Corp., Ferrellgas, L.P. and Ferrellgas Finance Corp. (collectively, the “Registrants”) are furnishing certain information that is included in the offering memorandum for the Offering.  This information is being furnished pursuant to Item 7.01 of Form 8-K and is not deemed to be “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  In addition, such information is not to be incorporated by reference into any registration statement of any of the Registrants or any other filings made by any of the Registrants pursuant to the Securities Act or the Exchange Act, unless specifically identified as being incorporated therein by reference.  The furnishing of particular information in this Current Report on Form 8-K pursuant to Item 7.01 of Form 8-K is not intended to, and does not, constitute a determination or admission by any of the Registrants as to the materiality of any such information or that any such information includes material information that is not otherwise publicly available.

The following information should be read together with the information contained in the Registrants’ Annual Report on Form 10-K for the fiscal year ended July 31, 2016 (the “2016 10-K”) and Quarterly Report on Form 10-Q for the quarterly period ended October 31, 2016 (the “2017 First Quarter 10-Q”), including the historical consolidated financial statements and related notes included therein and the information set forth therein under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors.”

As used herein, the terms “we,” “us” and “our” refer to Ferrellgas Partners, L.P. together with its consolidated subsidiaries, including Ferrellgas, L.P., its operating partnership.

Recent Developments — Factors Affecting the Quarter Ending January 31, 2017

The quarter ending January 31, 2017 has not yet concluded and, accordingly, our results of operations for such period are not yet available.  The statements below relating to factors affecting the quarter ending January 31, 2017 reflect our current expectations for such period based on information available as of the date of this Current Report on Form 8-K.

Propane and Related Equipment Sales

Weather conditions have a significant impact on demand for propane for heating purposes during the months of November through March (the “winter heating season”).  Accordingly, the volume of propane used by our customers for this purpose is directly affected by the severity of the winter weather in the regions we serve and can vary substantially from year to year.  In any given region, sustained warmer-than-normal temperatures in the winter heating season will tend to result in reduced propane usage, while sustained colder-than-normal temperatures in the winter heating season will tend to result in greater usage.  The temperatures experienced in the Continental United States during the second quarter of fiscal 2017 through January 14, 2017 have been 10% warmer than normal and 9% colder than the corresponding period within the second quarter of fiscal 2016, which was determined to have been one of the warmest winters on record.

Midstream Operations

For the quarter ending January 31, 2017, we anticipate a minimal contribution to Operating Income and EBITDA from our Midstream Operations segment.  As discussed in the 2016 10-K and the 2017 First Quarter 10-Q, we terminated our relationship with Jamex Marketing, LLC (“Jamex”) on September 1, 2016 and do not expect any material contribution to revenue or EBITDA from Jamex or our Midstream Operations segment’s largest customer for the quarter ending January 31, 2017 or in the future.  Additionally, the continued, sustained decline in crude oil prices and resulting decrease in crude oil production in the regions in which we operate continued to significantly impact our trucking and rail operations during the first quarter of fiscal 2017, a trend we anticipate will continue in the second quarter of fiscal 2017, full year fiscal 2017 and beyond.  As a result, we expect to experience a decline in future cash flows from operations from our Midstream Operations segment overall, as well as from individual asset groups within this segment.

The foregoing expectations are based solely on information available to us as of the date of this Current Report on Form 8-K and are inherently uncertain and subject to change due to a variety of business, economic and competitive risks and uncertainties, many of which are not within our control, and we undertake no obligation to update this information.  Our expectations contained in this Current Report on Form 8-K are forward looking statements.  Actual results remain subject to the completion of the second quarter of fiscal 2017 on January 31, 2017, management’s and the audit committee’s reviews and our other quarterly financial closing procedures and the completion of the preparation of our interim consolidated financial statements.  Our consolidated financial statements and related notes as of and for the quarter ending January 31, 2017 will not be filed with the Securities and Exchange Commission until we file our Quarterly Report on Form 10-Q for the quarterly period ending January 31, 2017.

For additional discussion of forward-looking statements and factors that may affect forward-looking statements, see “Forward-looking Statements” and “Risk Factors” in the 2016 10-K and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Forward-looking Statements” and “Risk Factors” in the 2017 First Quarter 10-Q.

Item 8.01  Other Events.

On January 23, 2017, Ferrellgas Partners, L.P. and Ferrellgas Partners Finance Corp. issued a press release announcing their intention to commence the Offering.  A copy of the press release is filed as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated January 23, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferrellgas Partners, L.P.
	By:	Ferrellgas, Inc., its general partner

January 23, 2017	By:
/s/ ALAN C. HEITMANN
Name: Alan C. Heitmann
Title: Executive Vice President; Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer)

Ferrellgas Partners Finance Corp.

January 23, 2017	By:
/s/ ALAN C. HEITMANN
Name: Alan C. Heitmann
Title: Chief Financial Officer and Sole Director

Ferrellgas, L.P.
	By:	Ferrellgas, Inc., its general partner

January 23, 2017	By:
/s/ ALAN C. HEITMANN
Name: Alan C. Heitmann
Title: Executive Vice President; Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer)

Ferrellgas Finance Corp.

January 23, 2017	By:
/s/ ALAN C. HEITMANN
Name: Alan C. Heitmann
Title: Chief Financial Officer and Sole Director